UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

Item 1. Reports to Stockholders

Annual Report	Delaware Enhanced Global Dividend and Income Fund
November 30, 2013

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

Portfolio management review	1
Performance summary	4
Security type/sector and country allocations	7
Schedule of investments	9
Statement of assets and liabilities	24
Statement of operations	25
Statements of changes in net assets	26
Statement of cash flows	27
Financial highlights	28
Notes to financial statements	29
Report of independent registered public accounting firm	40
Other Fund information	41
Board of trustees/directors and officers addendum	50
About the organization	53

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund
December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+18.91%
Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+21.19%
Lipper Closed-end Global Funds Average @ market price	1-year return	+19.94%
Lipper Closed-end Global Funds Average @ NAV	1-year return	+19.00%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 4.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2013, Delaware Enhanced Global Dividend and Income Fund returned +21.19% at net asset value (NAV) and +18.91% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 4.

Outperformance from developed stock markets
Most developed stock markets significantly outperformed their emerging-market counterparts during this period. In large part, this was due to the presence of quantitative easing (QE) programs — large-scale economic stimulus efforts implemented by central banks in an effort to lift asset values — in developed regions and the lack of them in emerging economies.

In the United States, for example, where stocks have rallied for several years, the U.S. Federal Reserve implemented a third round of QE, consisting of $85 billion monthly purchases of Treasury and mortgage-backed securities. In May 2013, Fed Chairman Ben Bernanke announced the central bank’s intention to begin tapering these bond purchases if the U.S. economy were to demonstrate signs of sustained economic growth. Despite investors’ initial concerns about tapering QE, the bond-buying program stayed in place through the remainder of the Fund’s fiscal year, as the U.S. economy continued its subdued growth.

In Japan, meanwhile, the country’s new central bank chief announced in April 2013 an unprecedented level of economic stimulus. This took the form of plans to infuse $1.4 trillion into the country’s economy — nearly doubling the country’s monetary base — in an effort to end a long deflationary trend and achieve a goal of modest annual inflation. While the euro zone lacked a formal QE program, the European Central Bank maintained extremely low interest rates as part of its program to boost economic performance and protect the vulnerable euro currency.

Strength from international equities
The Fund maintained relatively high exposure to developed equity markets, providing a positive performance factor during the fiscal year. Global equities, as measured by the MSCI All Country World Index (ACWI), gained 23.45% (net) during the 12-month reporting period, while U.S. equities, as measured by the S&P 500® Index, added 30.30% during the same time frame. At fiscal year end, the Fund had a global equity weighting of 30%, while its allocation to U.S. large-cap value stocks was 11%.

Among the Fund’s notable individual equity contributors during the period were German courier company Deutsche Post, which operates the well-known DHL brand; French telemarketing company Teleperformance, and Japanese telecommunication services provider KDDI.

The Fund’s largest single allocation was to high yield bonds, which at period end made up 32% of its net assets (compared to 33% a year earlier). This asset class, as measured by the BofA Merrill Lynch U.S. High Yield Constrained Index, returned 8.52%, a relatively meager number, given global equities’ strong performance during the fiscal year. Meanwhile, convertible securities (including convertible bonds and convertible preferred stocks), which occupied 12% of net assets at period end, also contributed to absolute performance.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

(continues)       1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Difficulty in emerging markets
The biggest performance challenge during the fiscal year was the Fund’s allocation to emerging market debt. This asset class encountered an extremely challenging performance environment and, as a result, generated negative returns. Emerging markets were hurt by inflationary pressures as well as higher interest rates leading to unfavorable currency movements, among other factors. At period end, the portfolio had an 8% stake in emerging market debt, down from 12% a year earlier. The Fund had no allocation to emerging market equities during the fiscal year.

In addition, the Fund’s allocation to global real estate investment trusts (REITs), though modest at 3%, limited its upside. During the fiscal year, the global REIT market, as measured by the FTSE EPRA/NAREIT Developed Index, generated a relatively modest +8.23% return, lagging global equities by a wide margin. REITs are a highly interest rate sensitive asset class that encountered difficulty particularly during the summer months in the wake of the Fed’s tapering announcement.

Unlike in the U.S. (where QE is slowing), Japan embarked on a QE program that lifted inflation expectations and helped real estate companies deliver returns of more than 30% in 2013, thus demonstrating the potential for yield and inflation protection, two characteristics of real estate, to do well in periods of QE.

Of final note, the Fund maintained certain positions in derivative securities in an attempt to help manage the portfolio’s risk profile. These positions included a modest amount of foreign-currency hedges to manage currency risk associated with the Fund’s international fixed income investments. None of these hedges had a material impact on the Fund’s performance during the fiscal year.

Consistent portfolio positioning
During the fiscal year, we made few changes to the portfolio, as we continued to focus our management on the Fund’s primary objective: investing in yield-oriented securities in an attempt to provide shareholders with current income. When appropriate, we sought to own investments that we believed were attractively valued and to sell holdings that, in our view, no longer provided a good risk-return trade-off for investors.

The most notable portfolio shift during the fiscal year was that we increased the Fund’s international equity allocation to 30% of the portfolio, up from 24% at the beginning of the period.

Staying focused on income
By the end of the Fund’s fiscal year, the portfolio continued to emphasize equity investments; however, we had concluded that international stocks’ valuations, after a long rally, were no longer as attractive as they had been in prior quarters. Accordingly, we remained focused on trying to identify reasonably priced stocks that also would enable us to continue to meet our dividend objectives.

In addition, with emerging market debt performing poorly during the Fund’s fiscal year, which caused the portfolio’s allocation to drift downward, we were selectively watching this area as a possible source of value for the future.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance
Average annual total returns
through November 30, 2013	1 year	5 years	Lifetime
At market price (inception date June 29, 2007)	+18.91%	+27.78%	+4.08%
At net asset value (inception date June 29, 2007)	+21.19%	+21.00%	+5.69%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics
As of November 30, 2013

Fund objective
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.

Total Fund net assets
$214 million

Number of holdings
769

Fund start date
June 29, 2007

NYSE symbol
DEX

Market price versus net asset value (see notes below)
Nov. 30, 2012, through Nov. 30, 2013

Starting value (Nov. 30, 2012)		Ending value (Nov. 30, 2013)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$12.02	$13.52
Delaware Enhanced Global Dividend and Income Fund @ market price	$11.10	$12.25
Past performance is not a guarantee of future results.

Performance of a $10,000 investment
Average annual total returns from June 29, 2007 (Fund’s inception) through Nov. 30, 2013

Starting value (June 29, 2007)		Ending value (Nov. 30, 2013)
Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$21,551
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$20,149
Lipper Closed-end Global Funds Average @ market price	$10,000	$11,560
Lipper Closed-end Global Funds Average @ NAV	$10,000	$10,713

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value. The graph also assumes $10,000 invested in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well (source: Lipper).

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

(continues)       5

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The MSCI ACWI Index, mentioned on page 1, is a free float-adjusted market capitalization index that is designed to measure equity market performance across developed and emerging markets worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The FTSE EPRA/NAREIT Developed Index, mentioned on page 2, tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type/sector and country allocations

Delaware Enhanced Global Dividend and Income Fund
As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	65.87%
Consumer Discretionary	8.66%
Consumer Staples	6.68%
Diversified REITs	0.72%
Energy	6.49%
Financials	8.06%
Healthcare	7.98%
Healthcare REITs	0.25%
Hotel REITs	0.51%
Industrial REITs	1.04%
Industrials	7.20%
Information Technology	5.16%
Mall REITs	0.79%
Manufactured Housing REITs	0.18%
Materials	4.01%
Mixed REITs	0.20%
Mortgage REITs	0.30%
Multifamily REITs	0.38%
Office REITs	0.79%
Real Estate Management & Development	0.01%
Self-Storage REITs	0.19%
Shopping Center REITs	0.93%
Single Tenant REIT	0.08%
Specialty REITs	0.61%
Telecommunications	3.46%
Utilities	1.19%
Convertible Preferred Stock	3.51%
Exchange-Traded Fund	0.13%
Agency Collateralized Mortgage Obligations	0.07%
Agency Mortgage-Backed Securities	0.49%
Commercial Mortgage-Backed Securities	0.08%
Convertible Bonds	11.92%
Basic Industry	0.33%
Capital Goods	0.75%
Communications	2.00%
Consumer Cyclical	1.70%
Consumer Non-Cyclical	2.20%
Energy	0.74%
Financials	0.65%
Industrials	0.15%
Insurance	0.24%
Real Estate Investment Trusts	0.84%
Technology	2.32%
Corporate Bonds	34.39%
Automotives	1.38%
Banking	1.31%
Basic Industry	4.19%
Brokerage	0.03%
Capital Goods	2.17%
Communications	3.33%
Consumer Cyclical	2.74%
Consumer Non-Cyclical	1.11%
Energy	5.47%
Financials	0.47%
Healthcare	2.47%
Insurance	1.16%
Media	2.51%
Natural Gas	0.12%
Real Estate Investment Trusts	0.10%
Services	2.64%
Technology	1.97%
Transportation	0.04%
Utilities	1.18%
Non-Agency Asset-Backed Security	0.01%
Non-Agency Collateralized Mortgage Obligations	0.10%
Senior Secured Loans	3.47%
Sovereign Bonds	4.96%
U.S. Treasury Obligations	0.37%
Leveraged Non-Recourse Security	0.00%
Limited Partnership	0.39%
Preferred Stock	0.73%
Short-Term Investments	4.68%
Securities Lending Collateral	5.11%
Total Value of Securities	136.28%
Option Written	(0.01%)
Obligation to Return Securities Lending Collateral	(5.11%)
Borrowing Under Line of Credit	(30.65%)
Liabilities Net of Receivables and Other Assets	(0.51%)
Total Net Assets	100.00%

(continues)       7

Security type/sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Percentage
*Country	of net assets
Australia	0.81%
Austria	0.39%
Barbados	0.14%
Bermuda	0.81%
Brazil	3.74%
Canada	4.29%
Cayman Islands	0.88%
China/Hong Kong	2.30%
Denmark	0.97%
France	9.09%
Germany	2.70%
Indonesia	0.97%
Ireland	0.75%
Israel	1.23%
Italy	1.73%
Japan	7.73%
Jersey	0.40%
Luxembourg	2.58%
Marshall Islands	0.20%
Mexico	1.63%
Netherlands	1.72%
Norway	0.01%
Panama	0.20%
Russia	0.76%
Singapore	0.03%
Spain	0.09%
Sweden	1.61%
Switzerland	3.93%
Turkey	0.13%
United Kingdom	6.73%
United States	67.94%
Total	126.49%

* Allocation includes all investments except for short-term investments and securities lending collateral.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund
November 30, 2013

		Number of	Value
		Shares	(U.S. $)
❖Common Stock – 65.87%
Consumer Discretionary – 8.66%
∞	Abercrombie & Fitch Class A	8,928	$306,052
	Bayerische Motoren Werke	11,752	1,350,118
	Carnival	49,100	1,773,001
†	DIRECTV Class A	2,250	148,748
	Don Quijote Holdings	12,400	759,369
	Genuine Parts	9,300	770,412
†	Hertz Global Holdings	7,700	186,802
	Kering	5,922	1,313,304
	Mattel	17,200	795,844
	Nitori Holdings	19,904	1,844,889
	Publicis Groupe	25,111	2,219,329
†	Quiksilver	31,219	277,849
†	Tarkett	6,400	251,259
	Techtronic Industries	346,500	931,878
	Toyota Motor	58,305	3,633,208
†	United Rentals	1,929	132,580
	Yue Yuen Industrial Holdings	601,500	1,881,470
			18,576,112
Consumer Staples – 6.68%
†	Akorn	7,950	204,713
	Archer-Daniels-Midland	14,500	583,625
†	Aryzta	51,777	3,858,286
	Carlsberg Class B	19,049	2,086,568
	ConAgra Foods	35,300	1,164,547
	Kimberly-Clark	10,400	1,135,264
	Kraft Foods Group	20,500	1,088,960
	Lorillard	21,400	1,098,462
	Safeway	27,500	961,675
	Tesco	375,170	2,136,294
			14,318,394
Diversified REITs – 0.72%
	Champion REIT	125,000	56,110
	Fibra Uno Administracion	87,563	275,906
	Investors Real Estate Trust	10,260	90,391
	Lexington Realty Trust	52,975	544,054
	Mapletree Logistics Trust	70,996	59,397
	Nieuwe Steen Investments	89	557
	Orix JREIT	40	49,890
	Stockland	70,059	245,721
	Vornado Realty Trust	2,641	232,223
			1,554,249
Energy – 6.49%
	Chevron	6,100	746,884
	CNOOC	935,000	1,915,190
	ConocoPhillips	10,000	728,000
†	Halcon Resources	3,045	12,212
†	Kodiak Oil & Gas	21,435	243,073
	Occidental Petroleum	5,600	531,776
	Range Resources	2,499	194,047
*	Royal Dutch Shell ADR	15,600	1,091,064
	Saipem	64,737	1,452,801
	Spectra Energy	20,800	697,840
	Subsea 7	69,367	1,349,667
	Total	33,627	2,037,127
	Total ADR	18,100	1,091,792
	Transocean	25,500	1,284,690
	Williams	15,200	535,344
			13,911,507
Financials – 8.06%
	AXA	115,643	3,029,581
	Bank Rakyat Indonesia Persero	1,152,000	717,442
	BB&T	32,700	1,135,998
	Fifth Street Finance	16,638	159,059
	Gallagher (Arthur J.)	23,400	1,089,036
	Home Loan Servicing Solutions	32,995	767,794
	Marsh & McLennan	16,100	763,945
	Mitsubishi UFJ Financial Group	460,728	2,965,471
	Nordea Bank	173,925	2,248,310
	Nordea Bank FDR	43,312	558,659
	Solar Capital	8,309	192,353
	Standard Chartered	67,899	1,609,526
	UniCredit	281,858	2,044,633
			17,281,807
Healthcare – 7.98%
	AbbVie	15,200	736,440
	AstraZeneca ADR	14,300	817,817
	Baxter International	8,300	568,135
	Bristol-Myers Squibb	16,600	852,908
	Cardinal Health	8,600	555,560
	Johnson & Johnson	10,100	956,066
	Meda Class A	18,438	227,378
	Merck	29,500	1,469,985
	Novartis	36,388	2,876,117
	Pfizer	39,060	1,239,374
	Sanofi	27,388	2,896,055
	Stada Arzneimittel	24,747	1,278,644
	Teva Pharmaceutical Industries ADR	64,700	2,637,172
			17,111,651
Healthcare REITs – 0.25%
	HCP	3,404	125,165
	Health Care REIT	1,875	104,981
	Ventas	5,342	303,586
			533,732
Hotel REITs – 0.51%
†	Ashford Hospitality Prime	12,360	252,886
	Ashford Hospitality Trust	61,800	507,378
	DiamondRock Hospitality	17,600	201,168
	LaSalle Hotel Properties	1,200	37,584
	Summit Hotel Properties	9,300	84,444
			1,083,460

(continues)       9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of	Value
	Shares	(U.S. $)
❖Common Stock (continued)
Industrial REITs – 1.04%
DCT Industrial Trust	16,877	$125,902
First Industrial Realty Trust	63,827	1,114,419
Goodman Group	49,447	218,024
Prologis	385	14,603
STAG Industrial	35,063	760,166
		2,233,114
Industrials – 7.20%
Delta Air Lines	6	174
Deutsche Post	77,603	2,744,078
East Japan Railway	10,161	832,649
ITOCHU	177,202	2,236,118
Koninklijke Philips Electronics	60,933	2,180,692
Mueller Water Products Class A	12,090	104,095
Northrop Grumman	6,700	754,956
Raytheon	12,900	1,143,972
† Rexnord	3,280	79,737
Vinci	37,378	2,402,984
Waste Management	24,500	1,119,160
Westjet Airlines	70,543	1,833,580
		15,432,195
Information Technology – 5.16%
Applied Materials	50,700	877,110
* Canon ADR	22,700	756,364
*† CGI Group Class A	92,440	3,430,862
Cisco Systems	39,900	847,875
Intel	53,700	1,280,208
Microsoft	23,600	899,868
Teleperformance	35,595	2,025,550
Xerox	84,000	955,920
		11,073,757
Mall REITs – 0.79%
CBL & Associates Properties	11,234	202,886
General Growth Properties	12,497	259,313
Macerich	389	22,150
Pennsylvania Real Estate
Investment Trust	8,500	152,915
* Rouse Properties	748	18,244
Simon Property Group	6,908	1,035,163
		1,690,671
Manufactured Housing REITs – 0.18%
Equity Lifestyle Properties	3,156	112,038
Sun Communities	6,586	268,709
		380,747
Materials – 4.01%
AuRico Gold	142,573	553,186
Dow Chemical	15,500	605,430
duPont (E.I.) deNemours	10,900	669,042
Lafarge	27,648	1,962,803
Rexam	206,405	1,687,558
Rio Tinto	40,741	2,174,528
Rockwood Holdings	1,289	88,245
Yamana Gold	95,566	857,696
		8,598,488
Mixed REITs – 0.20%
Duke Realty	11,447	173,765
* DuPont Fabros Technology	2,500	58,675
Liberty Property Trust	4,797	155,375
PS Business Parks	400	31,328
		419,143
Mortgage REITs – 0.30%
Chimera Investment	17,000	50,150
Starwood Property Trust	20,900	582,483
		632,633
Multifamily REITs – 0.38%
Apartment Investment
& Management	15,728	394,931
BRE Properties	1,000	51,230
Camden Property Trust	5,109	295,913
Equity Residential	1,597	82,309
		824,383
Office REITs – 0.79%
† Alstria Office REIT	33,657	423,928
* Commonwealth Property
Office Fund	105,000	121,482
Corporate Office
Properties Trust	11,690	259,869
Government Properties
Income Trust	4,752	117,897
Link REIT	33,000	161,751
Mack-Cali Realty	11,500	234,140
* Parkway Properties	20,673	378,109
		1,697,176
Real Estate Management & Development – 0.01%
Cyrela Brazil Realty	4,100	27,453
		27,453
Self-Storage REITs – 0.19%
Extra Space Storage	5,300	222,176
Public Storage	1,150	175,605
		397,781
Shopping Center REITs – 0.93%
Agree Realty	12,473	365,458
Charter Hall Retail REIT	71,117	245,545
* Corio	2,685	116,426
Equity One	1,500	33,600
* First Capital Realty	2,922	48,267
Kimco Realty	12,857	265,111
Ramco-Gershenson
Properties Trust	19,634	314,144
Regency Centers	900	42,156
Unibail-Rodamco	910	237,905
Westfield Group	16,989	160,961

		Number of	Value
		Shares	(U.S. $)
❖Common Stock (continued)
Shopping Center REITs (continued)
Westfield Retail Trust		21,112	$58,661
* Wheeler Real Estate
Investment Trust		23,907	100,409
			1,988,643
Single Tenant REIT – 0.08%
National Retail Properties		5,420	172,085
			172,085
Specialty REITs – 0.61%
EPR Properties		8,736	439,333
* Gladstone Land		18,590	304,690
Nippon Prologis REIT		50	483,469
Plum Creek Timber		1,520	66,485
Rayonier		450	19,850
			1,313,827
Telecommunications – 3.46%
AT&T		29,100	1,024,611
†= Century Communications		125,000	0
CenturyLink		5,543	170,170
KDDI		18,670	1,172,516
Mobile TeleSystems ADR		77,200	1,627,376
Nippon Telegraph & Telephone		20,071	1,007,618
* NTT DoCoMo ADR		51,600	829,212
Orange ADR		900	11,682
Verizon Communications		14,700	729,414
Vodafone Group		230,405	855,167
			7,427,766
Utilities – 1.19%
American Water Works		800	33,880
Edison International		11,200	517,552
National Grid		69,484	881,257
National Grid ADR		11,900	753,984
NorthWestern		3,800	167,124
NRG Energy		7,753	205,144
			2,558,941
Total Common Stock
(cost $114,843,618)			141,239,715

Convertible Preferred Stock – 3.51%
# Chesapeake Energy 144A
5.75% exercise price
$27.83, expiration
date 12/31/49		592	680,060
El Paso Energy Capital
Trust I 4.75% exercise
price $34.49, expiration
date 3/31/28		1,950	109,980
Goodyear Tire & Rubber
5.875% exercise price
$18.21, expiration
date 3/31/14		7,150	453,354
Halcon Resources 5.75%
exercise price $6.16,
expiration date 12/31/49		883	760,153
HealthSouth 6.50% exercise
price $30.50, expiration
date 12/31/49		611	809,727
Huntington Bancshares 8.50%
exercise price $11.95,
expiration date 12/31/49		510	650,250
Intelsat 5.75% exercise
price $22.05, expiration
date 5/1/16		13,601	787,634
Maiden Holdings 7.25% exercise
price $15.50, expiration
date 9/15/16		14,400	725,328
MetLife 5.00% exercise
price $44.27, expiration
date 3/26/14		23,200	715,952
SandRidge Energy
7.00% exercise price $7.76,
expiration date 12/31/49		3,600	339,975
8.50% exercise price $8.01,
expiration date 12/31/49		4,205	419,617
Wells Fargo 7.50% exercise
price $156.71, expiration
date 12/31/49		695	782,744
Weyerhaeuser 6.375% exercise
price $33.30, expiration
date 7/1/16		5,289	289,943
Total Convertible Preferred Stock
(cost $7,111,444)			7,524,717

Exchange-Traded Fund – 0.13%
*† iPATH S&P 500 VIX Short-Term
Futures ETN		6,250	283,688
Total Exchange-Traded Fund
(cost $1,178,000)			283,688

	Principal
	Amount°
Agency Collateralized Mortgage Obligations – 0.07%
Fannie Mae REMIC
Series 2001-50 BA
7.00% 10/25/41	USD	83,629	96,760
Freddie Mac REMICs
Series 2557 WE
5.00% 1/15/18		33,750	35,846
Series 3173 PE
6.00% 4/15/35		9,510	9,665
Total Agency Collateralized
Mortgage Obligations
(cost $128,613)			142,271

(continues)       11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Mortgage-Backed Securities – 0.49%
•	Fannie Mae ARM
	2.256% 10/1/36	USD	5,946	$6,295
	2.37% 3/1/38		10,493	11,091
	2.412% 10/1/36		9,476	9,970
	2.413% 5/1/43		4,680	4,629
	2.451% 11/1/35		8,208	8,673
	2.452% 4/1/36		28,265	30,258
	2.546% 6/1/43		1,999	1,988
	2.555% 4/1/36		8,463	9,004
	3.293% 9/1/43		5,981	6,181
	Fannie Mae S.F. 15 yr
	4.00% 11/1/25		100,747	108,011
	5.50% 1/1/23		15,366	16,806
	Fannie Mae S.F. 20 yr
	5.50% 12/1/29		1,121	1,229
	Fannie Mae S.F. 30 yr
	3.50% 6/1/43		1,957	1,976
	4.00% 11/1/40		1,943	2,027
	4.00% 9/1/41		1,325	1,383
	4.50% 7/1/36		1,637	1,747
	6.50% 6/1/36		14,832	16,719
	6.50% 10/1/36		10,634	11,849
	Freddie Mac 6.00% 1/1/17		1,872	1,891
•	Freddie Mac ARM
	2.265% 10/1/36		10,730	11,468
	2.498% 7/1/36		6,556	6,999
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18		6,008	6,386
	5.00% 12/1/22		30,358	32,908
	Freddie Mac S.F. 30 yr
	5.00% 1/1/34		282,525	306,888
	7.00% 11/1/33		25,199	28,870
	9.00% 9/1/30		41,758	45,857
	GNMA I S.F. 30 yr
	7.50% 12/15/23		53,995	62,709
	7.50% 1/15/32		43,811	52,053
	9.50% 9/15/17		32,043	35,114
	12.00% 5/15/15		9,319	9,737
	GNMA II S.F. 30 yr
	6.00% 11/20/28		49,774	55,284
	6.50% 2/20/30		138,165	153,907
Total Agency Mortgage-Backed
	Securities (cost $972,281)			1,059,907

Commercial Mortgage-Backed Securities – 0.08%
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2006-PW12 A4
	5.899% 9/11/38		25,000	27,477
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		53,541	54,298
	Goldman Sachs Mortgage
	Securities II (continued)
	Series 2005-GG4 A4A
	4.751% 7/10/39		30,000	31,197
	•Series 2006-GG6 A4
	5.553% 4/10/38		10,000	10,819
	JPMorgan Chase Commercial
	Mortgage Securities
	Trust 2006-LDP8 AM
	5.44% 5/15/45		25,000	27,553
	WF-RBS Commercial Mortgage
	Trust Series 2013-C11 A5
	3.071% 3/15/45		10,000	9,626
Total Commercial Mortgage-
	Backed Securities
	(cost $142,080)			160,970

Convertible Bonds – 11.92%
Basic Industry – 0.33%
*	Peabody Energy 4.75%
	exercise price $57.95,
	expiration date 12/15/41		391,000	315,733
	Steel Dynamics 5.125%
	exercise price $17.17,
	expiration date 6/15/14		341,000	388,526
				704,259
Capital Goods – 0.75%
	L-3 Communications
	Holdings 3.00%
	exercise price $90.24,
	expiration date 8/1/35		769,000	904,536
	Titan Machinery 3.75%
	exercise price $43.17,
	expiration date 4/30/19		797,000	692,892
				1,597,428
Communications – 2.00%
#	Alaska Communications
	Systems Group
	144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		672,000	562,380
#	Blucora 144A 4.25%
	exercise price $21.66,
	expiration date 3/29/19		317,000	470,349
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		959,000	1,101,651
	Equinix 4.75%
	exercise price $84.32,
	expiration date 6/13/16		76,000	151,858
#	Liberty Interactive 144A
	0.75% exercise price
	$1,000.00, expiration
	date 3/30/43		544,000	682,040

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Communications (continued)
#	Liberty Interactive 144A (continued)
	1.00% exercise price
	$74.31, expiration
	date 9/28/43	USD	975,000	$1,009,125
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 9/29/14		109,000	306,154
				4,283,557
Consumer Cyclical – 1.70%
ϕ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/12/27		1,149,000	1,062,107
	Iconix Brand Group 2.50%
	exercise price $30.75,
	expiration date 5/31/16		436,000	603,315
*	International Game
	Technology 3.25%
	exercise price $19.86
	expiration date 5/1/14		481,000	506,253
	Live Nation Entertainment
	2.875% exercise price
	$27.14, expiration
	date 7/14/27		807,000	823,140
	MGM Resorts International
	4.25% exercise price
	$18.58, expiration
	date 4/10/15		537,000	651,448
				3,646,263
Consumer Non-Cyclical – 2.20%
*	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		705,000	779,025
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		418,000	270,655
ϕ	Hologic
	*2.00% exercise price
	$31.17, expiration
	date 2/27/42		597,000	611,179
	2.00% exercise price
	$38.59, expiration
	date 12/15/43		607,000	642,282
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16		297,000	378,304
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/15/15		188,000	628,273
	NuVasive 2.75%
	exercise price $42.13,
	expiration date 6/30/17		1,077,000	1,179,314
*#	Opko Health 144A 3.00%
	exercise price $7.07,
	expiration date 1/28/33		143,000	224,421
				4,713,453
Energy – 0.74%
	Chesapeake Energy 2.50%
	exercise price $50.90,
	expiration date 5/15/37		349,000	357,943
#	Energy XXI Bermuda 144A
	3.00% exercise price
	$40.40, expiration
	date 12/13/18		219,000	217,358
	Helix Energy Solutions
	Group 3.25%
	exercise price $25.02,
	expiration date 3/12/32		378,000	454,309
#	Vantage Drilling 144A 5.50%
	exercise price $2.39,
	expiration date 7/15/43		509,000	554,809
				1,584,419
Financials – 0.65%
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16		561,000	607,984
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16		749,000	786,917
				1,394,901
Industrials – 0.15%
ϕ	General Cable 5.00%
	exercise price $36.11,
	expiration date 11/15/29		310,000	331,119
				331,119
Insurance – 0.24%
	WellPoint 2.75%
	exercise price $75.31,
	expiration date 10/15/42		374,000	515,653
				515,653
Real Estate Investment Trusts – 0.84%
	Blackstone Mortgage Trust
	5.25% exercise price
	$28.66, expiration
	date 12/1/18		474,000	481,110
#	Campus Crest Communities
	Operating Partnership
	144A 4.75% exercise
	price $12.56, expiration
	date 10/11/18		603,000	615,814
#	Forest City Enterprises
	144A 3.625% exercise
	price $24.21, expiration
	date 8/14/20		155,000	160,813
#	Lexington Realty Trust 144A
	6.00% exercise price $6.84,
	expiration date 1/11/30		358,000	547,516
				1,805,253

(continues)       13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
Technology – 2.32%
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18	USD	535,000	$737,966
	Intel 3.25%
	exercise price $21.94,
	expiration date 8/1/39		401,000	513,031
	Linear Technology 3.00%
	exercise price $40.93
	expiration date 4/30/27		541,000	585,633
	Nuance Communications 2.75%
	exercise price $32.30,
	expiration date 11/1/31		766,000	735,360
	SanDisk 1.50%
	exercise price $52.00
	expiration date 8/11/17		529,000	760,106
	TIBCO Software 2.25%
	exercise price $50.57,
	expiration date 4/30/32		904,000	910,214
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		424,000	734,050
				4,976,360
Total Convertible Bonds
	(cost $22,594,924)			25,552,665

Corporate Bonds – 34.39%
Automotives – 1.38%
	American Axle & Manufacturing
	7.75% 11/15/19		55,000	62,700
#	Chassix 144A 9.25% 8/1/18		210,000	225,750
*	Chrysler Group 8.25% 6/15/21		715,000	816,887
✗#	Cooper-Standard Holdings PIK
	144A 7.375% 4/1/18		380,000	385,700
#	International Automotive
	Components Group 144A
	9.125% 6/1/18		445,000	462,800
#	Jaguar Land Rover
	Automotive 144A
	8.125% 5/15/21		260,000	295,750
#	LKQ 144A 4.75% 5/15/23		405,000	381,713
	Meritor
	6.75% 6/15/21		225,000	227,250
	10.625% 3/15/18		80,000	86,600
#	TRW Automotive 144A
	4.45% 12/1/23		5,000	4,975
				2,950,125
Banking – 1.31%
	Bank of America
	2.60% 1/15/19		15,000	15,178
	3.875% 3/22/17		10,000	10,754
*•	Barclays 8.25% 12/29/49		200,000	206,625
	Barclays Bank
	7.625% 11/21/22		375,000	395,156
	Citigroup 5.50% 9/13/25		10,000	10,609
*	City National 5.25% 9/15/20		15,000	16,139
#	Credit Suisse 144A
	6.50% 8/8/23		380,000	403,165
	Fifth Third Bancorp
	4.30% 1/16/24		5,000	4,973
	•5.10% 12/29/49		10,000	8,875
#•	HBOS Capital Funding 144A
	6.071% 6/29/49		864,000	865,079
	HSBC Holdings 4.00% 3/30/22		20,000	20,634
	JPMorgan Chase
	5.625% 8/16/43		10,000	10,231
	*•6.00% 12/29/49		270,000	261,225
	KeyCorp 2.30% 12/13/18		5,000	5,025
	Morgan Stanley
	4.10% 5/22/23		25,000	24,150
	5.00% 11/24/25		5,000	5,015
	Northern Trust
	3.95% 10/30/25		5,000	4,941
	PNC Funding
	5.125% 2/8/20		30,000	33,739
	5.625% 2/1/17		35,000	39,032
	Santander Holdings USA
	4.625% 4/19/16		10,000	10,707
	State Street 3.10% 5/15/23		10,000	9,346
	SunTrust Banks 2.35% 11/1/18		10,000	10,059
*	SVB Financial Group
	5.375% 9/15/20		25,000	27,410
#	Turkiye Halk Bankasi 144A
	3.875% 2/5/20		300,000	276,750
•	USB Capital IX 3.50% 10/29/49		80,000	63,200
•	Wachovia 0.614% 10/15/16		10,000	9,915
	Wells Fargo
	#144A 4.48% 1/16/24		20,000	19,909
	5.375% 11/2/43		10,000	9,908
	Zions Bancorp
	4.50% 3/27/17		5,000	5,368
	4.50% 6/13/23		10,000	9,965
	7.75% 9/23/14		5,000	5,253
				2,798,335
Basic Industry – 4.19%
*	AK Steel 7.625% 5/15/20		221,000	209,950
#	APERAM 144A 7.75% 4/1/18		225,000	233,438
	ArcelorMittal
	6.125% 6/1/18		690,000	752,099
	10.35% 6/1/19		15,000	19,013
	Barrick Gold 4.10% 5/1/23		10,000	9,033
	Barrick North America Finance
	5.75% 5/1/43		5,000	4,412
	BHP Billiton Finance USA
	5.00% 9/30/43		20,000	20,288

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
*#	Builders FirstSource 144A
	7.625% 6/1/21	USD	405,000	$421,200
#	Cemex 144A 7.25% 1/15/21		230,000	233,738
#	Cemex Espana Luxembourg
	144A 9.25% 5/12/20		169,000	184,421
	CF Industries 6.875% 5/1/18		25,000	29,512
#	CPG Merger Sub 144A
	8.00% 10/1/21		380,000	398,050
	Dow Chemical 8.55% 5/15/19		34,000	44,047
#	Essar Steel Algoma 144A
	9.375% 3/15/15		205,000	200,388
	FMC 4.10% 2/1/24		10,000	10,037
*#	FMG Resources August 2006 144A
	6.875% 2/1/18		115,000	121,900
	6.875% 4/1/22		465,000	504,524
	Freeport-McMoRan Copper &
	Gold 3.875% 3/15/23		5,000	4,705
	Georgia-Pacific 8.00% 1/15/24		20,000	25,986
#	Glencore Funding 144A
	2.50% 1/15/19		15,000	14,500
	HD Supply 11.50% 7/15/20		345,000	413,138
	Headwaters 7.625% 4/1/19		310,000	335,575
#	Inmet Mining 144A 8.75% 6/1/20		300,000	327,750
	International Paper
	6.00% 11/15/41		10,000	10,828
	7.50% 8/15/21		5,000	6,184
#	JMC Steel Group 144A
	8.25% 3/15/18		385,000	384,038
#	LSB Industries 144A
	7.75% 8/1/19		190,000	199,500
#	Masonite International 144A
	8.25% 4/15/21		365,000	401,956
	Mosaic 5.45% 11/15/33		15,000	15,373
#	New Gold 144A 6.25% 11/15/22		380,000	375,250
	Norcraft 10.50% 12/15/15		186,000	191,542
	Nortek 8.50% 4/15/21		320,000	355,200
	Nucor 4.00% 8/1/23		5,000	4,930
	Packaging of America
	4.50% 11/1/23		5,000	5,064
#	Perstorp Holding 144A
	8.75% 5/15/17		400,000	430,000
	Rio Tinto Finance USA
	3.50% 11/2/20		5,000	5,050
	Rock-Tenn
	3.50% 3/1/20		5,000	4,987
	4.00% 3/1/23		10,000	9,731
	Ryerson
	9.00% 10/15/17		245,000	258,169
	11.25% 10/15/18		105,000	110,775
#	Sappi Papier Holding 144A
	8.375% 6/15/19		405,000	442,969
#	Taminco Global Chemical 144A
	9.75% 3/31/20		290,000	331,325
*	Teck Resources 3.75% 2/1/23		5,000	4,676
#	TPC Group 144A
	8.75% 12/15/20		425,000	451,030
#	U.S. Coatings Acquisition 144A
	7.375% 5/1/21		230,000	244,950
#	WESCO Distribution 144A
	5.375% 12/15/21		40,000	40,400
	Weyerhaeuser 4.625% 9/15/23		10,000	10,284
#	Wise Metals Group 144A
	8.75% 12/15/18		170,000	175,100
				8,987,015
Brokerage – 0.03%
	Jefferies Group
	5.125% 1/20/23		10,000	10,211
	6.45% 6/8/27		5,000	5,213
	6.50% 1/20/43		5,000	4,931
	Lazard Group 6.85% 6/15/17		34,000	38,570
				58,925
Capital Goods – 2.17%
*#	Accudyne Industries 144A
	7.75% 12/15/20		215,000	227,900
#	Allegion US Holding 144A
	5.75% 10/1/21		235,000	244,988
z#	BOE Intermediate Holding PIK
	144A 9.00% 11/1/17		151,598	156,903
✗#	BOE Merger PIK 144A
	9.50% 11/1/17		375,000	399,375
#	Consolidated Container 144A
	10.125% 7/15/20		385,000	414,838
	Flowserve 4.00% 11/15/23		5,000	4,977
#	Ingersoll-Rand Global
	Holding 144A
	2.875% 1/15/19		5,000	5,008
	4.25% 6/15/23		20,000	19,821
#	Milacron 144A 7.75% 2/15/21		375,000	395,625
#	Plastipak Holdings 144A
	6.50% 10/1/21		300,000	312,750
	Reynolds Group Issuer
	*8.25% 2/15/21		305,000	322,538
	9.875% 8/15/19		655,000	730,324
	TransDigm 7.50% 7/15/21		325,000	351,000
#	Votorantim Cimentos 144A
	7.25% 4/5/41		1,118,000	1,073,279
				4,659,326
Communications – 3.33%
#	American Tower Trust I 144A
	1.551% 3/15/43		5,000	4,888
	3.07% 3/15/23		20,000	18,786
	AT&T
	2.375% 11/27/18		5,000	5,022
	4.30% 12/15/42		5,000	4,187
	CC Holdings GS V
	3.849% 4/15/23		5,000	4,722

(continues)       15

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
	CenturyLink
	5.80% 3/15/22	USD	210,000	$208,425
	6.75% 12/1/23		240,000	245,850
#	Columbus International 144A
	11.50% 11/20/14		270,000	292,950
#	Cox Communications 144A
	3.25% 12/15/22		20,000	18,349
#	Crown Castle Towers 144A
	4.883% 8/15/20		30,000	31,926
#	Digicel Group 144A
	8.25% 9/30/20		530,000	556,499
	Hughes Satellite Systems
	7.625% 6/15/21		280,000	310,100
#	Intelsat Luxembourg 144A
	7.75% 6/1/21		355,000	373,194
	8.125% 6/1/23		695,000	735,830
	Level 3 Communications
	8.875% 6/1/19		190,000	209,238
	Level 3 Financing
	#144A 6.125% 1/15/21		10,000	10,175
	7.00% 6/1/20		375,000	399,375
#	MetroPCS Wireless 144A
	6.25% 4/1/21		180,000	187,875
	Omnicom Group
	3.625% 5/1/22		5,000	4,876
	Qwest 6.75% 12/1/21		10,000	10,890
#	SES 144A 3.60% 4/4/23		20,000	19,189
#	Sprint 144A
	7.25% 9/15/21		185,000	200,956
	7.875% 9/15/23		145,000	159,138
	Sprint Capital 6.90% 5/1/19		405,000	441,450
	Sprint Nextel 8.375% 8/15/17		170,000	198,050
	Time Warner Cable 8.25% 4/1/19		20,000	23,502
	T-Mobile USA
	6.125% 1/15/22		115,000	117,444
	6.50% 1/15/24		70,000	71,050
	6.731% 4/28/22		115,000	120,319
	Verizon Communications
	5.15% 9/15/23		30,000	32,076
	6.40% 9/15/33		10,000	11,196
	Viacom 5.85% 9/1/43		10,000	10,450
#	Vimpel Communications 144A
	7.748% 2/2/21		275,000	297,000
#	Wind Acquisition Finance 144A
	7.25% 2/15/18		535,000	564,424
	11.75% 7/15/17		190,000	202,113
	Windstream
	7.50% 4/1/23		235,000	241,756
	#144A 7.75% 10/1/21		235,000	252,038
	Zayo Group 10.125% 7/1/20		467,000	541,719
				7,137,027
Consumer Cyclical – 2.74%
	Amazon.com 2.50% 11/29/22		20,000	18,315
✗#	BI-LO Finance PIK 144A
	8.625% 9/15/18		265,000	275,931
	Burlington Coat Factory
	Warehouse 10.00% 2/15/19		325,000	366,031
✗#	Burlington Holdings PIK 144A
	9.00% 2/15/18		74,000	76,590
#	CDR DB Sub 144A
	7.75% 10/15/20		485,000	482,575
✗#	Chinos Intermediate Holdings
	PIK 144A 7.75% 5/1/19		410,000	414,100
	Cummins 3.65% 10/1/23		15,000	15,065
	Dave & Buster’s 11.00% 6/1/18		330,000	365,478
#^	Dave & Buster’s Entertainment
	144A 10.004% 2/15/16		510,000	422,025
	eBay 4.00% 7/15/42		10,000	8,423
#	General Motors 144A
	3.50% 10/2/18		10,000	10,238
	Historic TW 6.875% 6/15/18		25,000	30,154
	Home Depot 3.75% 2/15/24		5,000	5,043
	Host Hotels & Resorts
	4.75% 3/1/23		20,000	20,342
	International Game Technology
	5.35% 10/15/23		15,000	15,610
#	Landry’s 144A 9.375% 5/1/20		455,000	498,225
	Marriott International
	3.375% 10/15/20		5,000	4,992
✗#	Michaels Finco Holdings PIK
	144A 7.50% 8/1/18		280,000	291,200
	Michaels Stores
	11.375% 11/1/16		61,000	62,678
	Pantry 8.375% 8/1/20		405,000	434,363
*	Party City Holdings
	8.875% 8/1/20		435,000	485,025
#	Quiksilver 144A 7.875% 8/1/18		430,000	465,475
	QVC 4.375% 3/15/23		20,000	19,057
*	Rite Aid 6.75% 6/15/21		340,000	356,575
	Tempur Sealy International
	6.875% 12/15/20		285,000	309,225
	Western Union 3.65% 8/22/18		5,000	5,139
#	Wok Acquisition 144A
	10.25% 6/30/20		375,000	406,875
	Wyndham Worldwide
	4.25% 3/1/22		5,000	4,926
	5.625% 3/1/21		10,000	10,761
*	Yum Brands 3.875% 11/1/23		5,000	4,891
				5,885,327
Consumer Non-Cyclical – 1.11%
#	Beverage Packaging Holdings
	144A 5.625% 12/15/16		185,000	190,088
	Boston Scientific
	2.65% 10/1/18		5,000	5,063
	6.00% 1/15/20		15,000	17,301

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
	CareFusion 6.375% 8/1/19	USD	65,000	$74,757
	Celgene 3.95% 10/15/20		15,000	15,533
	Covidien International Finance
	4.20% 6/15/20		20,000	21,394
#	Crestview DS Merger Sub II
	144A 10.00% 9/1/21		255,000	271,575
	Del Monte 7.625% 2/15/19		300,000	313,499
	Energizer Holdings
	4.70% 5/24/22		20,000	20,327
#	ESAL 144A 6.25% 2/5/23		200,000	182,000
#	JBS Investments 144A
	7.75% 10/28/20		200,000	202,000
#	JBS USA 144A 8.25% 2/1/20		290,000	314,649
	Laboratory Corp. of America
	Holdings 2.20% 8/23/17		15,000	15,122
#	Mylan 144A 3.125% 1/15/23		10,000	9,203
	Smithfield Foods 6.625% 8/15/22		275,000	291,844
#	Spectrum Brands Escrow 144A
	6.375% 11/15/20		75,000	80,063
	6.625% 11/15/22		280,000	298,899
	Zimmer Holdings
	4.625% 11/30/19		30,000	33,048
	Zoetis 3.25% 2/1/23		15,000	14,148
				2,370,513
Energy – 5.47%
	AmeriGas Finance 7.00% 5/20/22		300,000	326,250
	Calumet Specialty
	Products Partners
	#144A 7.625% 1/15/22		215,000	217,150
	9.375% 5/1/19		375,000	417,188
	Chaparral Energy
	7.625% 11/15/22		180,000	195,750
	8.25% 9/1/21		160,000	176,400
	CHC Helicopter 9.375% 6/1/21		210,000	213,675
	Chesapeake Energy
	5.375% 6/15/21		80,000	83,000
	6.125% 2/15/21		55,000	59,400
	6.625% 8/15/20		335,000	376,875
	Comstock Resources
	7.75% 4/1/19		365,000	385,075
	Continental Resources
	4.50% 4/15/23		15,000	14,925
#	Drill Rigs Holdings 144A
	6.50% 10/1/17		390,000	424,125
#	Exterran Partners 144A
	6.00% 4/1/21		395,000	395,000
	Genesis Energy 5.75% 2/15/21		440,000	447,700
	Halcon Resources
	8.875% 5/15/21		425,000	433,500
#	Hercules Offshore 144A
	7.50% 10/1/21		190,000	200,450
	8.75% 7/15/21		115,000	127,650
	Key Energy Services
	6.75% 3/1/21		390,000	400,725
	Laredo Petroleum
	7.375% 5/1/22		75,000	81,563
	9.50% 2/15/19		325,000	364,000
	Linn Energy
	6.50% 5/15/19		60,000	60,750
	#144A 7.00% 11/1/19		200,000	200,000
	8.625% 4/15/20		81,000	87,075
#	MidAmerican Energy Holdings
	144A 3.75% 11/15/23		10,000	9,937
	Midstates Petroleum
	9.25% 6/1/21		390,000	409,013
#	Murphy Oil USA 144A
	6.00% 8/15/23		295,000	302,375
	Newfield Exploration
	5.625% 7/1/24		10,000	10,025
	Northern Oil & Gas
	8.00% 6/1/20		370,000	389,425
	NuStar Logistics 6.75% 2/1/21		240,000	248,400
#	Oasis Petroleum 144A
	6.875% 3/15/22		435,000	469,800
	Offshore Group Investment
	7.125% 4/1/23		180,000	186,300
	PDC Energy 7.75% 10/15/22		380,000	413,250
	Pemex Project Funding Master
	Trust 6.625% 6/15/35		1,000,000	1,029,999
	Petrobras International Finance
	5.375% 1/27/21		39,000	39,316
	Petroleos Mexicanos
	5.50% 6/27/44		512,000	456,015
	Pioneer Energy Services
	9.875% 3/15/18		296,000	318,200
	Pride International
	6.875% 8/15/20		20,000	24,016
	Public Service of New
	Hampshire 3.50% 11/1/23		5,000	4,960
	Rosetta Resources
	5.625% 5/1/21		250,000	252,188
#	Samson Investment 144A
	10.50% 2/15/20		315,000	342,169
	SandRidge Energy
	7.50% 3/15/21		155,000	163,138
	8.125% 10/15/22		395,000	418,206
	8.75% 1/15/20		10,000	10,850
	Statoil
	2.90% 11/8/20		5,000	5,045
	3.70% 3/1/24		5,000	5,015
	4.80% 11/8/43		10,000	10,084
	Talisman Energy 5.50% 5/15/42		25,000	22,931
	TNK-BP Finance
	7.875% 3/13/18		400,000	460,000

(continues)       17

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Total Capital 2.125% 8/10/18	USD	15,000	$15,277
#	Woodside Finance 144A
	8.125% 3/1/14		15,000	15,273
	8.75% 3/1/19		15,000	19,328
				11,738,761
Financials – 0.47%
	E Trade Financial 6.375% 11/15/19		390,000	419,250
	General Electric Capital
	2.10% 12/11/19		35,000	34,721
	4.375% 9/16/20		35,000	38,256
	6.00% 8/7/19		15,000	17,934
	International Lease Finance
	*6.25% 5/15/19		12,000	13,185
	8.75% 3/15/17		20,000	23,625
	Invesco Finance 4.00% 1/30/24		5,000	5,026
*#	Nuveen Investments 144A
	9.50% 10/15/20		455,000	449,313
				1,001,310
Healthcare – 2.47%
	Air Medical Group Holdings
	9.25% 11/1/18		257,000	280,130
	Alere 6.50% 6/15/20		220,000	226,600
	Biomet 6.50% 10/1/20		390,000	407,549
	Community Health Systems
	7.125% 7/15/20		290,000	300,513
	8.00% 11/15/19		265,000	289,513
✗#	Healthcare Technology
	Intermediate PIK 144A
	7.375% 9/1/18		380,000	392,350
	Immucor 11.125% 8/15/19		275,000	309,375
	Kinetic Concepts
	10.50% 11/1/18		250,000	286,875
	12.50% 11/1/19		180,000	200,700
✗#	MPH Intermediate Holding 2
	PIK 144A 8.375% 8/1/18		190,000	197,363
	Par Pharmaceutical
	7.375% 10/15/20		575,000	606,624
	Radnet Management
	10.375% 4/1/18		209,000	218,405
#	Service International 144A
	5.375% 1/15/22		220,000	222,750
	Tenet Healthcare
	#144A 6.00% 10/1/20		365,000	382,109
	8.125% 4/1/22		235,000	255,563
	Truven Health Analytics
	10.625% 6/1/20		125,000	142,031
#	Valeant Pharmaceuticals
	International 144A
	5.625% 12/1/21		265,000	266,988
	6.375% 10/15/20		220,000	232,925
	7.00% 10/1/20		75,000	80,813
				5,299,176
Insurance – 1.16%
•	Allstate 5.75% 8/15/53		10,000	10,169
	American International Group
	6.40% 12/15/20		5,000	5,967
	•8.175% 5/15/58		450,000	542,475
	Berkshire Hathaway Finance
	2.90% 10/15/20		10,000	10,073
•	Chubb 6.375% 3/29/67		15,000	16,373
#	Highmark 144A
	4.75% 5/15/21		5,000	4,754
	6.125% 5/15/41		5,000	4,550
#	Hockey Merger Sub 144A
	7.875% 10/1/21		285,000	296,044
•	ING US 5.65% 5/15/53		5,000	4,875
#	Liberty Mutual Group 144A
	4.25% 6/15/23		15,000	14,739
	4.95% 5/1/22		5,000	5,221
	6.50% 5/1/42		5,000	5,607
	•7.00% 3/15/37		385,000	402,325
	MetLife 6.40% 12/15/36		100,000	103,000
#	Onex USI Acquisition 144A
	7.75% 1/15/21		395,000	405,863
	Prudential Financial
	3.875% 1/14/15		35,000	36,254
•	XL Group 6.50% 12/29/49		625,000	615,624
				2,483,913
Media – 2.51%
	CCO Holdings 5.25% 9/30/22		385,000	364,788
#	Cequel Communications
	Holdings 144A
	6.375% 9/15/20		300,000	311,250
	Clear Channel Worldwide
	Holdings 7.625% 3/15/20		465,000	492,599
	CSC Holdings 6.75% 11/15/21		265,000	286,863
	DISH DBS 5.00% 3/15/23		215,000	205,863
#	Gray Television 144A
	7.50% 10/1/20		375,000	396,563
#	MDC Partners 144A
	6.75% 4/1/20		425,000	444,125
#	Nara Cable Funding 144A
	8.875% 12/1/18		400,000	429,000
#	Nielsen 144A 5.50% 10/1/21		245,000	251,125
#	Ono Finance II 144A
	10.875% 7/15/19		240,000	261,600
#	RCN Telecom Services 144A
	8.50% 8/15/20		205,000	208,075
	Satelites Mexicanos
	9.50% 5/15/17		160,000	176,000
	Thomson Reuters
	4.30% 11/23/23		10,000	10,043
#	Univision Communications
	144A 8.50% 5/15/21		735,000	817,687

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media (continued)
#	UPCB Finance VI 144A
	6.875% 1/15/22	USD	300,000	$323,250
#	Virgin Media Finance 144A
	6.375% 4/15/23		400,000	415,000
				5,393,831
Natural Gas – 0.12%
#•	DCP Midstream 144A
	5.85% 5/21/43		15,000	14,006
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		15,000	17,478
•	Enbridge Energy Partners
	8.05% 10/1/37		25,000	28,105
	Energy Transfer Partners
	3.60% 2/1/23		10,000	9,426
	5.95% 10/1/43		15,000	15,406
	6.50% 2/1/42		5,000	5,430
	9.70% 3/15/19		7,000	9,110
	Enterprise Products Operating
	•7.034% 1/15/68		25,000	27,587
	9.75% 1/31/14		5,000	5,073
	Kinder Morgan Energy Partners
	3.50% 9/1/23		5,000	4,671
	9.00% 2/1/19		20,000	25,902
	Nisource Finance
	5.80% 2/1/42		5,000	5,043
	6.125% 3/1/22		15,000	16,809
	Plains All American Pipeline
	8.75% 5/1/19		10,000	12,959
	Schlumberger Investment
	3.65% 12/1/23		10,000	10,058
•	TransCanada Pipelines
	6.35% 5/15/67		30,000	31,184
	Williams Partners 7.25% 2/1/17		20,000	23,316
				261,563
Real Estate Investment Trusts – 0.10%
	Alexandria Real Estate Equities
	4.60% 4/1/22		15,000	15,237
	CBL & Associates
	5.25% 12/1/23		5,000	5,032
	Corporate Office Properties
	3.60% 5/15/23		5,000	4,611
	5.25% 2/15/24		10,000	10,340
	DDR
	4.75% 4/15/18		5,000	5,470
	7.50% 4/1/17		5,000	5,878
	7.875% 9/1/20		20,000	24,850
	Digital Realty Trust
	*5.25% 3/15/21		20,000	20,713
	5.875% 2/1/20		10,000	10,919
	Duke Realty 3.625% 4/15/23		5,000	4,674
	Liberty Property 4.40% 2/15/24		10,000	9,971
	Mid-America Apartments
	4.30% 10/15/23		5,000	4,934
	National Retail Properties
	3.30% 4/15/23		5,000	4,594
	3.80% 10/15/22		5,000	4,811
	Prologis 3.35% 2/1/21		10,000	9,828
	Regency Centers 5.875% 6/15/17		20,000	22,474
	UDR
	3.70% 10/1/20		5,000	5,102
	4.625% 1/10/22		15,000	15,631
#	WEA Finance 144A
	4.625% 5/10/21		10,000	10,566
	Weingarten Realty Investors
	3.50% 4/15/23		10,000	9,289
				204,924
Services – 2.64%
#	Algeco Scotsman Global
	Finance 144A
	8.50% 10/15/18		175,000	189,875
	10.75% 10/15/19		615,000	642,674
	Avis Budget Car Rental
	5.50% 4/1/23		350,000	342,125
#	Carlson Wagonlit 144A
	6.875% 6/15/19		290,000	301,600
#	DigitalGlobe 144A 5.25% 2/1/21		365,000	357,700
	H&E Equipment Services
	7.00% 9/1/22		350,000	384,125
	M/I Homes 8.625% 11/15/18		376,000	407,960
*#	Mattamy Group 144A
	6.50% 11/15/20		390,000	386,100
	MGM Resorts International
	6.75% 10/1/20		215,000	231,663
	7.75% 3/15/22		180,000	200,700
	11.375% 3/1/18		318,000	407,835
	PHH
	6.375% 8/15/21		155,000	156,744
	7.375% 9/1/19		205,000	222,425
	Pinnacle Entertainment
	7.75% 4/1/22		125,000	136,875
	8.75% 5/15/20		58,000	64,380
#	PNK Finance 144A
	6.375% 8/1/21		170,000	176,375
	Seven Seas Cruises
	9.125% 5/15/19		385,000	426,868
	Swift Services Holdings
	10.00% 11/15/18		370,000	413,938
#	Watco 144A 6.375% 4/1/23		185,000	185,463
	Yale University
	2.90% 10/15/14		22,000	22,458
				5,657,883

(continues)       19

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Technology – 1.97%
#	ACI Worldwide 144A
	6.375% 8/15/20	USD	230,000	$239,488
#	Activision Blizzard 144A
	5.625% 9/15/21		280,000	291,550
	6.125% 9/15/23		125,000	131,250
	Altera 2.50% 11/15/18		10,000	9,943
	Apple 2.40% 5/3/23		20,000	18,164
#	BMC Software Finance 144A
	8.125% 7/15/21		605,000	644,324
	Broadridge Financial Solutions
	3.95% 9/1/20		5,000	5,076
	EMC 2.65% 6/1/20		5,000	4,954
	Fidelity National Information
	Services 3.50% 4/15/23		15,000	13,792
	First Data
	*11.25% 3/31/16		135,000	137,194
	#144A 11.25% 1/15/21		510,000	563,550
	#144A 11.75% 8/15/21		375,000	390,938
	Freescale Semiconductor
	#144A 6.00% 1/15/22		190,000	192,375
	10.75% 8/1/20		35,000	39,900
	Infor US 9.375% 4/1/19		340,000	385,050
	j2 Global 8.00% 8/1/20		585,000	633,263
	Maxim Integrated Products
	2.50% 11/15/18		10,000	9,971
	Microsoft 2.125% 11/15/22		10,000	9,048
	National Semiconductor
	6.60% 6/15/17		20,000	23,410
	NetApp
	2.00% 12/15/17		5,000	5,034
	3.25% 12/15/22		10,000	9,174
#	Seagate HDD Cayman 144A
	3.75% 11/15/18		10,000	10,113
	Symantec 4.20% 9/15/20		5,000	5,123
	Total System Services 3.75% 6/1/23		15,000	13,989
#	Viasystems 144A
	7.875% 5/1/19		395,000	431,538
	Xerox 6.35% 5/15/18		10,000	11,587
				4,229,798
Transportation – 0.04%
#	Brambles USA 144A
	5.35% 4/1/20		15,000	16,503
	Burlington Northern Santa Fe
	5.15% 9/1/43		15,000	15,256
#	ERAC USA Finance 144A
	5.25% 10/1/20		35,000	38,809
	Norfolk Southern
	4.80% 8/15/43		5,000	4,886
	United Parcel Service
	5.125% 4/1/19		10,000	11,537
				86,991
Utilities – 1.18%
	AES
	7.375% 7/1/21		295,000	334,825
	8.00% 6/1/20		64,000	75,200
	Ameren Illinois 9.75% 11/15/18		45,000	60,062
#	American Transmission Systems
	144A 5.25% 1/15/22		25,000	26,495
	American Water Capital
	3.85% 3/1/24		10,000	9,954
#	Calpine 144A
	5.875% 1/15/24		90,000	90,000
	6.00% 1/15/22		365,000	376,862
	CenterPoint Energy 5.95% 2/1/17		8,000	9,083
	CMS Energy 6.25% 2/1/20		5,000	5,796
	Commonwealth Edison
	5.80% 3/15/18		5,000	5,829
	Elwood Energy 8.159% 7/5/26		216,742	231,101
#•	Enel 144A 8.75% 9/24/73		200,000	218,250
	Entergy Louisiana 4.05% 9/1/23		15,000	15,493
	Exelon Generation 4.25% 6/15/22		20,000	19,420
•	FPL Group Capital 6.35% 10/1/66		20,000	20,113
	GenOn Energy 9.875% 10/15/20		390,000	439,724
	Great Plains Energy
	4.85% 6/1/21		5,000	5,284
	5.292% 6/15/22		15,000	16,169
•	Integrys Energy Group
	6.11% 12/1/66		15,000	15,141
	IPALCO Enterprises 5.00% 5/1/18		10,000	10,575
	LG&E & KU Energy
	4.375% 10/1/21		20,000	20,681
*	Mirant Americas 8.50% 10/1/21		335,000	366,825
#	Narragansett Electric 144A
	4.17% 12/10/42		5,000	4,433
•	National Rural Utilities
	Cooperative Finance
	4.75% 4/30/43		10,000	9,338
	NextEra Energy Capital
	Holdings 3.625% 6/15/23		5,000	4,751
	NV Energy 6.25% 11/15/20		10,000	11,672
	Pennsylvania Electric
	5.20% 4/1/20		25,000	26,854
•	PPL Capital Funding
	6.70% 3/30/67		10,000	10,095
	PPL Electric Utilities
	3.00% 9/15/21		10,000	9,954
	Public Service Oklahoma
	5.15% 12/1/19		30,000	33,754
	Puget Energy 6.00% 9/1/21		5,000	5,527
•	Puget Sound Energy
	6.974% 6/1/67		20,000	20,483
	SCANA 4.125% 2/1/22		10,000	9,869
•	Wisconsin Energy 6.25% 5/15/67		20,000	20,491
				2,540,103
Total Corporate Bonds
	(cost $70,243,297)			73,744,846

20

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Asset-Backed Security – 0.01%
• Nissan Master Owner Trust
Receivables Series 2012-A A
0.638% 5/15/17	USD	25,000	$25,043
Total Non-Agency Asset-Backed
Security (cost $25,086)			25,043

Non-Agency Collateralized Mortgage Obligations – 0.10%
Citicorp Mortgage Securities
Trust Series 2007-1 2A1
5.50% 1/25/22		11,311	11,406
Citicorp Residential Mortgage
Trust Series 2006-3 A5
5.948% 11/25/36		100,000	95,714
• GSR Mortgage Loan Trust
Series 2006-AR1 3A1
2.936% 1/25/36		92,222	79,911
• MASTR ARM Trust Series
2006-2 4A1 2.63% 2/25/36		30,949	29,778
Total Non-Agency Collateralized
Mortgage Obligations
(cost $219,331)			216,809

«Senior Secured Loans – 3.47%
Akorn Tranche B 4.50% 11/13/20		215,000	216,008
Allegion U.S. Holding Tranche B
3.00% 12/26/20		120,000	120,450
Azure Midstream Tranche B
6.50% 10/21/18		125,000	125,859
BJ’s Wholesale Club 2nd Lien
8.50% 3/31/20		205,000	209,549
BMC Software 1st Lien
5.00% 8/9/20		185,000	186,869
Borgata Tranche B 1st Lien
6.75% 8/15/18		390,000	391,950
CityCenter Holdings Tranche B
5.00% 10/9/20		195,000	197,722
Clear Channel Communications
Tranche B 3.65% 1/29/16		215,000	208,445
Tranche D 6.75% 1/30/19		190,000	180,203
Drillships Financing Holding
Tranche B1 6.00% 2/17/21		190,000	194,370
Exopack Tranche B 1st Lien
5.25% 4/24/19		230,000	233,881
Gentiva Health Services
Tranche B 6.50% 10/10/19		395,000	390,309
Getty Images Tranche B
4.75% 9/19/19		254,359	236,213
Gray Television
4.50% 10/11/19		271,000	272,807
Hostess Brands 1st Lien
6.75% 3/12/20		300,000	309,750
Hudson’s Bay 2nd Lien
8.25% 10/7/21		175,000	179,638
Ineos US Finance 4.50% 5/4/18		375,000	376,276
KIK Custom Products
1st Lien 5.50% 5/23/19		55,000	54,278
2nd Lien 9.50% 11/23/19		30,000	30,000
LTS Buyer 2nd Lien
8.00% 3/15/21		95,000	95,831
Moxie Liberty Tranche B
7.50% 8/21/20		405,000	414,112
Neiman Marcus Group
5.00% 10/18/20		410,000	413,045
Nuveen Investments 2nd Lien
6.50% 2/28/19		205,000	201,199
Otter Products Tranche B
5.25% 4/29/19		75,000	75,250
Panda Temple Power II Tranche B
1st Lien 7.25% 3/28/19		320,000	329,600
@ Polymer Group Bridge Loan
7.00% 2/1/19		375,000	376,875
Quickrete 2nd Lien
7.00% 3/19/21		35,000	35,886
Ranpak 2nd Lien
8.50% 4/10/20		53,000	54,590
Rite Aid 2nd Lien
5.75% 8/3/20		198,000	203,857
Samson Investment 2nd Lien
6.00% 9/10/18		190,000	191,663
Smart & Final 2nd Lien
10.50% 11/8/20		294,359	300,246
State Class Tankers II 1st Lien
6.75% 6/10/20		260,000	262,925
Toys R Us Property Tranche B
6.00% 7/31/19		180,000	175,635
USI Insurance Services Tranche B
5.00% 12/14/19		190,000	191,188
Total Senior Secured Loans
(cost $7,350,546)			7,436,479

ΔSovereign Bonds – 4.96%
Brazil – 3.23%
Brazil Notas do Tesouro
Nacional Series F
10.00% 1/1/17	BRL	9,600,000	3,888,507
10.00% 1/1/18	BRL	7,651,000	3,035,740
			6,924,247
Indonesia – 0.64%
Republic of Indonesia
6.625% 2/17/37	USD	1,350,000	1,373,625
			1,373,625

(continues)       21

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal		Value
	Amount°		(U.S. $)
ΔSovereign Bonds (continued)
Mexico – 1.09%
Mexican Bonos
8.00% 6/11/20	MXN	27,000,000	$2,344,823
			2,344,823
Total Sovereign Bonds
(cost $12,810,868)			10,642,695

U.S. Treasury Obligations – 0.37%
U.S. Treasury Note
1.25% 11/30/18	USD	100,000	99,441
U.S. Treasury Bonds
*2.75% 11/15/23		635,000	635,546
2.875% 5/15/43		65,000	53,960

Total U.S. Treasury Obligations
(cost $791,223)			788,947

Leveraged Non-Recourse Security – 0.00%
t#@	JPMorgan Fixed Income Pass
Through Trust Series 2007-B
144A 8.845% 1/15/87		500,000	0
Total Leveraged Non-Recourse
Security (cost $425,000)			0

	Number of
	Shares
Limited Partnership – 0.39%
*	Brookfield Infrastructure Partners	5,400	206,712
* Lehigh Gas Partners		22,400	634,368
Total Limited Partnership
(cost $607,629)			841,080

Preferred Stock – 0.73%
Alabama Power 5.625%		410	9,422
# Ally Financial 144A 7.00%		400	386,387
† Freddie Mac 6.02%		40,000	294,400
•	GMAC Capital Trust I 8.125%	12,000	322,080
•	Integrys Energy Group 6.00%	300	7,215
*	National Retail Properties 5.70%	200	3,882
Public Storage 5.20%		200	3,980
Regions Financial 6.375%		16,000	356,320
* Vornado Realty 6.625%		3,700	88,985
=@	Wheeler Real Estate Investment
Trust 9.00%		86	89,714
Total Preferred Stock
(cost $2,253,185)			1,562,385

	Principal
	Amount°
Short-Term Investments – 4.68%
≠Discount Note – 0.04%
Federal Home Loan Bank
0.05% 12/27/13	USD	81,737	81,736
			81,736
Repurchase Agreements – 3.48%
Bank of America 0.04%, dated
11/29/13, to be repurchased
on 12/2/13, repurchase price
$1,380,491 (collateralized
by U.S. government
obligations 0.375%-1.875%
11/15/14–6/30/15; market
value $1,408,096)		1,380,486	1,380,486
BNP Paribas 0.06%, dated
11/29/13, to be repurchased
on 12/2/13, repurchase price
$6,085,544 (collateralized
by U.S. government
obligations 0.625%-2.625%
6/30/14–11/30/19; market
value $6,207,224)		6,085,514	6,085,514
			7,466,000
#U.S. Treasury Obligations – 1.16%
U.S. Treasury Bills
0.02% 12/19/13		1,312,384	1,312,376
0.033% 1/23/14		534,583	534,574
0.065% 4/24/14		641,499	641,273
			2,488,223
Total Short-Term Investments
(cost $10,035,994)			10,035,959
Total Value of Securities Before Securities
Lending Collateral – 131.17%
(cost $251,733,119)			281,258,176

	Number of
	Shares
**Securities Lending Collateral – 5.11%
Investment Companies
Delaware Investments
Collateral Fund No.1		10,964,575	10,964,575
Securities Lending Collateral
(cost $10,964,575)			10,964,575
©Total Value of Securities – 136.28%
(cost $262,697,694)			$292,222,751

	Number of
	Contracts
Option Written – (0.01%)
Equity Call Option – (0.01%)
Abercrombie & Fitch,
strike price $34.00,
expires 12/21/13 (MSC)		(89)	(11,392)
Total Option Written
(premium received ($9,940))			$(11,392)

❖	Securities have been classified by type of business. Classification by country of origin has been presented on page 8 in “Security type/sector and country allocations.”
∞	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
†	Non income producing security.
*	Fully or partially on loan.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2013, the aggregate value of fair valued securities was $89,714, which represented 0.04% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2013, the aggregate value of Rule 144A securities was $45,710,022, which represented 21.32% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of Nov. 30, 2013. Interest rates reset periodically.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2013.
✗	100.00% of the income received was in the form of cash.
z	100.00% of the income received was in the form of additional par.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«	Senior secured loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2013.
@	Illiquid security. At Nov. 30, 2013, the aggregate value of illiquid securities was $466,589, which represented 0.22% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
©	Includes $12,515,345 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
BRL— Brazilian Real
ETN — Exchange-Traded Note
FDR — Finnish Depositary Receipt
GNMA — Government National Mortgage Association
MASTR — Mortgage Asset Securitization Transactions, Inc.
MSC — Morgan Stanley Capital
MXN — Mexican Peso
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
USD — United States Dollar
yr — Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund
November 30, 2013

Assets:
Investments, at value (including $12,515,345 of securities loaned)[1]	$271,222,217
Short-term investments, at value[2]	10,035,959
Short-term investments held as collateral for loaned securities, at value[3]	10,964,575
Foreign currencies, at value[4]	19,390
Receivable for securities sold	413,879
Dividend and interest receivable	2,383,405
Securities lending income receivable	7,561
Other assets	1,858
Total assets	295,048,844

Liabilities:
Cash overdraft	943,942
Borrowing under line of credit	65,725,000
Obligation to return securities lending collateral	10,964,575
Payable for securities purchased	2,559,036
Investment management fees payable	218,115
Interest payable on leverage	61,362
Option written, at value[5]	11,392
Other accrued expenses	125,192
Trustees’ fees and expenses payable	1,500
Other affiliates payable	10,063
Total liabilities	80,620,177

Total Net Assets	$214,428,667

Net Assets Consist of:
Paid-in capital	$235,674,702
Distributions in excess of net investment income	(1,261,955)
Accumulated net realized loss on investments	(49,495,596)
Net unrealized appreciation of investments and derivatives	29,511,516
Total Net Assets	$214,428,667

[1]Investments, at cost	$241,697,125
[2]Short-term investments, at cost	10,035,994
[3]Short-term investments held as collateral for loaned securities, at cost	10,964,575
[4]Foreign currencies, at cost	19,992
[5]Option written, premium received	(9,940)

Net Asset Value

Common Shares
Net assets	$214,428,667
Shares of beneficial interest outstanding, unlimited authorization, no par	15,863,616
Net asset value per share	$13.52

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2013

Investment Income:
Interest	$8,150,815
Dividends	4,973,103
Securities lending income	110,365
Foreign tax withheld	(240,060)	$12,994,223

Expenses:
Management fees	2,568,714
Reports to shareholders	177,552
Accounting and administration expenses	104,791
Legal fees	55,695
Custodian fees	53,823
Dividend disbursing and transfer agent fees and expenses	52,748
Audit and tax	38,309
Trustees’ fees and expenses	10,784
Registration fees	1,058
Other expenses	54,261
Total operating expenses (before interest expense)		3,117,735
Interest expense		727,874
Total operating expenses (after interest expense)		3,845,609
Net Investment Income		9,148,614

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
*Investments		12,034,995
Foreign currencies		(232,831)
Foreign currency exchange contracts		(188,767)
Options written		161,506
Swap contracts		(13,690)
Net realized gain		11,761,213
Net change in unrealized appreciation (depreciation) of:
Investments		17,115,722
Foreign currencies		78,568
Foreign currency exchange contracts		779
Options written		(1,452)
Net change in unrealized appreciation (depreciation)		17,193,617
Net Realized and Unrealized Gain		28,954,830

Net Increase in Net Assets Resulting from Operations		$38,103,444

*Includes $78,028 capital gain taxes paid

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year Ended
	11/30/13	11/30/12
Increase in Net Assets from Operations:
Net investment income	$9,148,614	$8,814,467
Net realized gain	11,761,213	448,599
Net change in unrealized appreciation (depreciation)	17,193,617	19,380,386
Net increase in net assets resulting from operations	38,103,444	28,643,452

Dividends and Distributions to Shareholders from:
Net investment income	(14,277,254)	(9,927,316)
Return of capital	—	(8,242,639)
	(14,277,254)	(18,169,955)

Capital Share Transactions:
Cost of shares reinvested[1]	—	714,620
Increase in net assets derived from capital share transactions	—	714,620

Net Increase in Net Assets	23,826,190	11,188,117

Net Assets:
Beginning of year	190,602,477	179,414,360
End of year (including distributions in excess of net investment income of $1,261,955
and $1,231,951, respectively)	$214,428,667	$190,602,477

1See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2013

Net Cash (Including Foreign Currency) Provided by (Used For) Operating Activities:
Net increase in net assets resulting from operations	$38,103,444

Adjustments to reconcile net increase in net assets from
operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased, net	(12,962)
Purchase of investment securities	(145,580,031)
Purchase from short-term investment securities, net	(3,670,534)
Proceeds from disposition of investment securities	154,844,718
Premiums received for options written	331,122
Net realized gain	(12,403,728)
Net change in unrealized appreciation (depreciation)	(17,193,617)
Decrease in receivable for investments sold	1,269,219
Decrease in interest and dividends receivable	97,238
Decrease in payable for investments purchased	(1,627,561)
Decrease in interest expense payable	(110,043)
Increase in accrued expenses and other liabilities	38,614
Total adjustments	(24,017,565)
Net cash provided by operating activities	14,085,879

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid from income	(14,277,254)
Net cash used for financing activities	(14,277,254)
Effect of exchange rates on cash	(1,138)
Net decrease in cash	(192,513)
Cash at beginning of year	(732,039)
Cash at end of year	$(924,552)

Cash paid for interest expense for leverage	$837,917

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
Net asset value, beginning of period	$12.020	$11.350	$12.320	$12.060	$8.770

Income (loss) from investment operations:
Net investment income[1]	0.577	0.557	0.587	0.568	0.685
Net realized and unrealized gain (loss)	1.823	1.261	(0.327)	0.922	3.875
Total from investment operations	2.400	1.818	0.260	1.490	4.560

Less dividends and distributions from:
Net investment income	(0.900)	(0.627)	(0.750)	(0.918)	(0.668)
Return of capital	—	(0.521)	(0.480)	(0.312)	(0.602)
Total dividends and distributions	(0.900)	(1.148)	(1.230)	(1.230)	(1.270)

Net asset value, end of period	$13.520	$12.020	$11.350	$12.320	$12.060

Market value, end of period	$12.250	$11.100	$10.920	$12.310	$12.290

Total return based on:[2]
Net asset value	21.19%	16.85%	1.77%	13.13%	59.12%
Market value	18.91%	12.15%	(2.01% )	10.92%	134.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,429	$190,602	$179,414	$160,465	$156,048
Ratio of expenses to average net assets[3,4]	1.88%	2.15%	1.98%	1.95%	2.14%
Ratio of net investment income to average net assets[5]	4.47%	4.74%	4.68%	4.68%	6.73%
Portfolio turnover	56%	53%	72%	83%	88%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$65,725	$65,725	$50,725	$40,000	$40,000
Asset coverage per $1,000 of debt outstanding at end of period	$4,263	$3,900	$4,537	$5,012	$4,901

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3] The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2013, 2012, 2011, 2010, and 2009 were 1.15%, 1.19%, 1.28%, 1.22%, and 1.26%, respectively.
[4] The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2013, 2012, 2011, 2010, and 2009 were 0.27%, 0.42%, 0.31%, 0.33%, and 0.35% respectively.
[5] The ratio of net investment income to adjusted net assets for the years ended Nov. 30, 2013, 2012, 2011, 2010, and 2009 were 3.38%, 3.57%, 3.76%, 3.73%, and 5.06% respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund
November 30, 2013

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and Exchange-Traded Funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2010 – Nov. 30, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

(continues)       29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

1. Significant Accounting Policies (continued)

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 29, 2013.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the statement of operations under the caption net realized gain (loss) on foreign currencies. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund pays foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2013.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust, and the investment manager, an annual fee of 0.95%, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; and 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2013, the Fund was charged $13,095 for these services.

As provided in the investment management agreement, the Fund bears a portion of cost of resources shared with DMC, including the cost of internal personnel of DMC and its affiliates that provide legal, tax and regulatory reporting services to the Fund. For the year ended Nov. 30, 2013, the Fund was charged $34,887 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2013, the Fund made purchases of $139,025,555 and sales of $148,285,955 of investment securities other than U.S. government securities and short-term investments. For the year ended Nov. 30, 2013, the Fund made purchases of $6,554,476 and sales of $6,558,763 of long-term U.S. government securities.

At Nov. 30, 2013, the cost of investments for federal income tax purposes was $265,213,247. At Nov. 30, 2013, net unrealized appreciation was $27,009,504, of which $40,203,329 related to unrealized appreciation of investments and $13,193,825 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would

(continues)       31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$1,605,000	$—	$1,605,000
Common Stock[1]	141,239,715	—	—	141,239,715
Convertible Preferred Stock[1]	4,061,831	3,462,886	—	7,524,717
Corporate Debt	—	99,297,511	—	99,297,511
Senior Secured Loans	—	6,257,158	1,179,321	7,436,479
Foreign Debt	—	10,642,695	—	10,642,695
Exchange-Traded Fund	283,688	—	—	283,688
U.S. Treasury Obligations	—	788,947	—	788,947
Limited Partnership	841,080	—	—	841,080
Preferred Stock[1]	791,884	680,787	89,714	1,562,385
Short-Term Investments	—	10,035,959	—	10,035,959
Securities Lending Collateral	—	10,964,575	—	10,964,575
Total	$147,218,198	$143,735,518	$1,269,035	$292,222,751

Option Written	$(11,392)	$—	$—	$(11,392)

1Security type is valued across multiple levels. The amount attributed to Level 1 investments, Level 2 investments and Level 3 investments represents the following percentages of the total market value of this security type for the Fund. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs, while Level 3 investments represent investments without observable inputs.

	Level 1	Level 2	Level 3	Total
Senior Secured Loans	—	84.14%	15.86%	100.00%
Convertible Preferred Stock	53.98%	46.02%	—	100.00%
Preferred Stock	50.69%	43.57%	5.74%	100.00%

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 securities in these tables.

During the year ended Nov. 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s Net Asset Value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2013 and 2012 was as follows:

	Year Ended
	11/30/13	11/30/12
Ordinary income	$14,277,254	$9,927,316
Return of capital	—	8,242,639
Total	$14,277,254	$18,169,955

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$235,674,702
Capital loss carryforwards	(48,241,998)
Unrealized appreciation	26,995,963
Net assets	$214,428,667

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments and unrealized gain on passive foreign investment companies.

(continues)       33

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, contingent payment debt instruments, CDS contracts, foreign capital gain taxes, market discount and premium on certain debt instruments, paydowns of asset- and mortgage-backed securities and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2013, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$5,098,636
Accumulated net realized loss	(423,954)
Paid-in capital	(4,674,682)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $11,161,251 was utilized in 2013. Capital loss carryforwards remaining at Nov. 30, 2013 will expire as follows: $25,993,776 expires in 2016 and $22,248,222 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc. (Computershare), in the open market if the shares of the Fund are trading at a discount to the Fund’s net asset value on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the year ended Nov. 30, 2013, the Fund did not issue any shares under the Fund’s dividend reinvestment plan. During the year ended Nov. 30, 2012, the Fund issued 60,489 shares for $714,620 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates.

7. Line of Credit

For the year ended Nov. 30, 2013, the Fund borrowed a portion of the money available to it pursuant to a $67,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 26, 2013, but was renewed through June 25, 2014. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2013, the par value of loans outstanding was $65,725,000, at a variable interest rate of 1.02%. During the year ended Nov. 30, 2013, the average daily balance of loans outstanding was $65,725,000, at a weighted average interest rate of approximately 1.11%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of Nov. 30, 2013, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitments
Community Health Systems	$440,000
Darling International	375,000

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Nov. 30, 2013.

Options Contracts — During the year ended Nov. 30, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

(continues)       35

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

9. Derivatives (continued)

Transactions in options written during the year ended Nov. 30, 2013 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at Nov. 30, 2012	—	$—
Options written	2,399	331,122
Options expired	(1,105)	(161,506)
Options exercised	(1,205)	(159,676)
Options outstanding at Nov. 30, 2013	89	$9,940

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by the manager.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Nov. 30, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading the CDS baskets through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at Nov. 30, 2013.

The effect of derivative instruments on the statement of operations for the year ended Nov. 30, 2013 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency	Options
	Transactions	Written	Swaps	Total
Foreign currency exchange contracts	$(188,767)	$—	$—	$(188,767)
Equity contracts	—	161,506	—	161,506
Credit contracts	—	—	(13,690)	(13,690)
Total	$(188,767)	$161,506	$(13,690)	$(40,951)

	Net Change in Unrealized Appreciation
	(Depreciation) of:
	Foreign
	Currency	Options
	Transactions	Written	Total
Foreign currency exchange contracts	$779	$—	$779
Equity contracts	—	(1,452)	(1,452)
Total	$779	$(1,452)	$(673)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2013:

	Long		Short
	Derivative		Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	160,502	USD	354,144
Options contracts (average notional value)		—		9,695
Swap contracts (average notional value)*	EUR	34,044		—

*Long represents buying protection and short represents selling protection.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

(continues)       37

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

10. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Nov. 30, 2013, the value of securities on loan was $12,515,345, for which the Fund received collateral, comprised of non-cash collateral (U.S. government securities) valued at $2,079,172 and cash collateral of $10,964,575. At Nov. 30, 2013, the value of invested collateral was $10,964,575. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2013. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2013 that would require recognition or disclosure in the Fund’s financial statements.

(continues)       39

Report of independent
registered public accounting firm

To the Board of Directors and Shareholders of
Delaware Enhanced Global Dividend and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) at November 30, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 22, 2014

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on August 21, 2013. At the Annual Meeting, the Fund’s shareholders elected 10 Directors. The results of the voting at the meeting were as follows:

	Shares	Shares	No Ballot
Nominee	Voted For	Withheld	Received
Patrick P. Coyne	14,375,876.952	513,744.000	973,994.70
Thomas L. Bennett	14,378,652.952	510,968.000	973,994.70
John A. Fry	14,395,150.952	497,470.000	973,994.70
Anthony D. Knerr	14,383,928.952	505,692.000	973,994.70
Lucinda S. Landreth	14,387,675.952	501,945.000	973,994.70
Joseph W. Chow	14,384,545.952	505,075.000	973,994.70
Frances Sevilla-Sacasa	14,387,386.952	502,234.000	973,994.70
Janet L. Yeomans	14,404,521.952	485,099.000	973,994.70
J. Richard Zecher	14,386,013.952	503,607.000	973,994.70
Thomas K. Whitford	14,382,574.952	507,046.000	973,994.70

Fund management

Changes to portfolio management team

Paul A. Matlack, Craig C. Dembek, and John P. McCarthy were appointed co-portfolio managers of the Fund on Dec. 4, 2012. Messrs. Matlack, Dembek, and McCarthy joined Babak “Bob” Zenouzi, Damon J. Andres, Wayne A. Anglace, Liu-Er Chen, Thomas H. Chow, Roger A. Early, Edward A. “Ned” Gray, and D. Tysen Nutt in making day-to-day decisions for the Fund.

On Dec. 4, 2012, the Fund announced that Kevin P. Loome would no longer serve as a co-portfolio manager of the Fund.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since June 2007.

(continues)       41

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since June 2007.

Wayne A. Anglace, CFA
Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of high yield collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Mr. Chow has been a co-portfolio manager of the Fund since June 2007.

Craig C. Dembek, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Edward A. “Ned” Gray, CFA
Senior Vice President, Chief Investment Officer — Global and International Value Equity

Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 20 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Mr. Gray has been a co-portfolio manager of the Fund since July 2008.

(continues)       43

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Paul A. Matlack, CFA
Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA
Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since June 2007.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

	Investment		Long Term Capital
	Income	Return of Capital	Gain/(Loss)	Total Distribution
Month	Per Share	per Share	per Share	Amount per Share
December 2012	0.0491	0.0259	$—	0.0750
January 2013	0.0512	0.0238	—	0.0750
February 2013	0.0460	0.0290	—	0.0750
March 2013	0.0607	0.0143	—	0.0750
April 2013	0.0435	0.0315	—	0.0750
May 2013	0.0727	0.0023	—	0.0750
June 2013	0.0527	0.0223	—	0.0750
July 2013	0.0399	0.0351	—	0.0750
August 2013	0.0457	0.0293	—	0.0750
September 2013	0.0527	0.0223	—	0.0750
October 2013	0.0339	0.0411	—	0.0750
November 2013	0.0619	0.0131	—	0.0750
Total	0.6100	0.2900	$—	0.9000

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts,

(continues)       45

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170; telephone: 866 437-0252.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All reporting is based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2013, the Fund reports distributions paid during the year as follows:

(A)
Ordinary
Income	(B)
Distributions*	Qualifying
(Tax Basis)	Dividends[1]
100.00%	12.50%

(A)	is based on a percentage of the Fund’s total distributions.
(B)	is based on a percentage of the Fund’s ordinary income distributions.
[1] Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended Nov. 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report up to a maximum 37.58% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment advisory agreement

At a meeting held on August 20–22, 2013 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Directors in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the Independent Directors. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

(continues)       47

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment advisory agreement (continued)

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three- and five-year periods, to the extent applicable, ended March 31, 2013. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end global funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the Fund’s reorganization in 2012. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	70	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member —
Philadelphia, PA	Chief Executive		at different times at		Kaydon Corp.
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer			Board of Governors
April 1963		since August 1, 2006			Member — Investment
Company Institute (ICI)
Independent Trustees

Thomas L. Bennett	Trustee	Since	Private Investor —	70	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103					(2007–2011)

October 1947

Joseph W. Chow	Trustee	Since	Executive Vice President	70	Director and Audit
2005 Market Street		January 2013	(Emerging Economies Strategies,		Committee Member —
Philadelphia, PA			Risk and Corporate Administration)		Hercules Technology
19103			State Street Corporation		Growth Capital, Inc.
(July 2004–March 2011)

January 1953

John A. Fry	Trustee	Since	President	70	Director —
2005 Market Street		January 2001	Drexel University		Hershey Trust
Philadelphia, PA			(August 2010–Present)
19103
			President —		Director and Audit
May 1960			Franklin & Marshall College		Committee Member —
			(June 2002–July 2010)		Community Health
Systems

Anthony D. Knerr	Trustee	Since	Managing Director —	70	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938

Lucinda S. Landreth	Trustee	Since	Private Investor	70	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia, PA
19103

June 1947

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since	Chief Executive Officer —	70	Trust Manager and
2005 Market Street		September 2011	Banco Itaú Europa		Audit Committee
Philadelphia, PA			International		Member — Camden
19103			(April 2012–Present)		Property Trust

January 1956			Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011)
— University of Miami
School of Business
Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Thomas K. Whitford	Trustee	Since	Vice Chairman (2010–April 2013)	70	None
2005 Market Street		January 2013	Chief Administrative Officer (2008–2010)
Philadelphia, PA			and Executive Vice President and
19103			Chief Administrative Officer
(2007–2009) — PNC
Financial Services Group
March 1956
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	70	Director, Audit
2005 Market Street		April 1999	(January 2006–July 2012)		Committee Member
Philadelphia, PA			Vice President — Mergers & Acquisitions		and Investment
19103			(January 2003–January 2006), and		Committee Member —
			Vice President and Treasurer		Okabena Company
July 1948			(July 1995–January 2003)
			3M Corporation		Chair — 3M Investment
Management Company
(2005–2012)
J. Richard Zecher	Trustee	Since	Founder —	70	Director and Compensation
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		P/E Investments
P/E Investments
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served as	70	None[3]
2005 Market Street	Deputy General	Deputy General Counsel	Deputy General Counsel of
Philadelphia, PA	Counsel, and Secretary	since May 2013;	Delaware Investments
19103		Vice President,	since 2000.
Deputy General Counsel
September 2000–May 2013;
Secretary since
October 2005
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	70	None[3]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972

(continues)       51

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Officers (continued)
David P. O’Connor	Executive Vice	Executive Vice President	David P. O’Connor has served in	70	None[3]
2005 Market Street	President,	since February 2012;	various executive and legal
Philadelphia, PA	General Counsel,	Senior Vice President	capacities at different times
19103	and Chief	October 2005–February 2012;	at Delaware Investments.
	Legal Officer	General Counsel and
February 1966		Chief Legal Officer
since
October 2005
Richard Salus	Senior	Chief Financial	Richard Salus has served in	70	None[3]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Trustees	Affiliated officers

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

Joseph W. Chow†
Former Executive Vice President
State Street Corporation
Brookline, MA

John A. Fry†
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
AKA Strategy
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Frances A. Sevilla-Sacasa†
Chief Executive Officer
Banco Itaú Europa
International
Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans†
Former Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

†Audit committee member

David F. Connor
Senior Vice President, Deputy General
Counsel, and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Executive Vice President, General Counsel, and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; (ii) on the Fund’s website at delawareinvestments.com; and (iii) on the SEC’s website at sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer
agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252

Website
delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,735 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $19,240 for the fiscal year ended November 30, 2012.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,850 for the fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,750 for the fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,732,970 and $10,867,923 for the registrant’s fiscal years ended November 30, 2013 and November 30, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, Lucinda S. Landreth, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2013. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2013.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	8	$1.7 billion	0	$0
Companies
Other Pooled Investment	1	$75.8 million	0	$0
Vehicles
Other Accounts	4	$177.0 million	0	$0
Wayne A. Anglace
Registered Investment	3	$1.0 billion	0	$0
Companies
Other Pooled Investment	2	$88.6 million	0	$0
Vehicles
Other Accounts	17	$99.2 million	0	$0
Liu-Er Chen
Registered Investment	9	$4.6 billion	0	$0
Companies
Other Pooled Investment	11	$1.9 billion	0	$0
Vehicles
Other Accounts	7	$1.1 billion	0	$0
Thomas H. Chow
Registered Investment	20	$22.8 billion	0	$0
Companies
Other Pooled Investment	6	$490.1 million	0	$0
Vehicles
Other Accounts	16	$4.5 billion	0	$0

Craig C. Dembek
Registered Investment	11	$4.3 billion	0	$0
Companies
Other Pooled Investment	1	$15.8 million	0	$0
Vehicles
Other Accounts	2	Less than $1 million	0	$0
Roger A. Early
Registered Investment	17	$23.2 billion	0	$0
Companies
Other Pooled Investment	4	$555.6 million	0	$0
Vehicles
Other Accounts	44	$6.0 billion	0	$0
Edward Gray
Registered Investment	5	$1.3 billion	0	$0
Companies
Other Pooled Investment	2	$23.9 million	0	$0
Vehicles
Other Accounts	7	$642.8 million	0	$0
Paul A. Matlack
Registered Investment	14	$4.9 billion	0	$0
Companies
Other Pooled Investment	6	$490.1 million	0	$0
Vehicles
Other Accounts	3	$413.7 million	0	$0
John P. McCarthy
Registered Investment	11	$4.3 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	5	Less than $1 million	0	$0
D. Tysen Nutt
Registered Investment	8	$6.6 billion	0	$0
Companies
Other Pooled Investment	5	$692.6 million	0	$0
Vehicles
Other Accounts	31	$5.9 billion	1	$2.8 billion
Babak Zenouzi
Registered Investment	14	$3.0 billion	0	$0
Companies
Other Pooled Investment	2	$91.7 million	0	$0
Vehicles
Other Accounts	4	$176.9 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Anglace, Mr. Chow, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

     Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

     The Plan was adopted in order to: assist the Adviser in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Adviser; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

     Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

     Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2013, the following portfolio managers owned shares of the Fund:

Portfolio Manager	Dollar Range of Fund Shares Owned[1]
Wayne Anglace	$50,001-$100,000

1	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Note: The ranges for fund share ownership by the portfolio managers are: none; $1-10,000; $10,001-$50,000; $50,001-100,000; $100,001-500,000; $500,001-$1 million; over $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2014